UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: October 27, 2015 (Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31‑0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014‑5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 27, 2015, Cincinnati Financial Corporation issued the attached news release titled “Cincinnati Financial Reports Third-Quarter 2015 Results,” furnished as Exhibit 99.1 hereto and incorporated herein by reference. On October 27, 2015, the company also distributed the attached information titled “Supplemental Financial Data,” furnished as Exhibit 99.2 hereto and incorporated herein by reference.

This report should not be deemed an admission as to the materiality of any information contained in the news releases or supplemental financial data.

In accordance with general instruction B.2 of Form 8-K, the information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits

Exhibit 99.1 – News release dated October 27, 2015, “Cincinnati Financial Reports Third-Quarter 2015 Results”

Exhibit 99.2 – Supplemental Financial Data for the period ending September 30, 2015 distributed October 27, 2015.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: October 27, 2015	/S/Michael J. Sewell
Michael J. Sewell, CPA
Chief Financial Officer, Senior Vice President and Treasurer